Exhibit 10.10.2

AMENDMENT NO. 2

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (“Amendment”) is made as of July 23, 2015, by and among MGC DIAGNOSTICS CORPORATION, a Minnesota corporation (“Holding Company”), and MEDICAL GRAPHICS CORPORATION, a Minnesota corporation (“Medical Graphics” and together with Holding Company, individually and collectively, and jointly and severally, the “Borrower”), and BMO Harris Bank N.A., a national banking association (the “Bank”).

RECITALS:

A.                  The Borrower and the Bank are parties to that certain Credit Agreement, dated as of July 24, 2014, as amended prior to the date hereof (the “Credit Agreement”).

B.                  The parties each desire to further amend the Credit Agreement, as provided herein.

AGREEMENTS:

IN CONSIDERATION of the premises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as set forth in the Credit Agreement.

2.                  Amendment of Section 1.1. Section 1.1 of the Credit Agreement is hereby amended (i) first by deleting the definition of “Revolving Credit Expiration Date” from such Section, and (ii) then by adding the following definition to such Section in its correct alphabetical order:

Revolving Credit Expiration Date: The date that first occurs: (i) July 31, 2016, or (ii) the date on which the Revolving Credit Facility is terminated pursuant to Section 10.2.

3.                  Amendment of Section 8.16. Section 8.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.16                  Maintain Cash on Deposit. Maintain cash on deposit at the Bank in an amount not less than $3,600,000 (excluding any amount drawn under the Revolving Credit Facility) until such time as the Borrower has delivered to the Bank a Compliance Certificate for a fiscal quarter ending no earlier than July 31, 2015 which demonstrates that the Borrower is in compliance with the financial covenants set forth in Section 8.2.

4.                  Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)                  The Bank shall have received a counterpart signature page to this Amendment, duly executed by the Borrower.

5.                  Representations and Warranties. To induce the Bank to enter into this Amendment, the Borrower represents and warrants to the Bank as follows:

(a)                  The execution, delivery and performance by the Borrower of this Amendment and any other documents required to be executed and/or delivered by the Borrower by the terms of this Amendment have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person, do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower’s organizational documents, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property, other than liens in favor of the Bank.

(b)                  After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct as of the date hereof as though made on the date hereof except to the extent that such representations and warranties relate solely to an earlier date.

(c)                  After giving effect to this Amendment, there does not exist any Default or Event of Default.

6.                  No Waiver. This Amendment is not intended to operate as, and shall not be construed as, a waiver of any Default or Event of Default, whether known to the Bank or unknown, as to which all rights and remedies of the Bank shall remain reserved.

7.                  Binding Nature of Loan Documents. The Borrower acknowledges and agrees that the terms, conditions and provisions of the Credit Agreement, as amended hereby, and of each other Loan Document are fully binding and enforceable agreements, and are not subject to any defense, counterclaim, set off or other claim of any kind or nature. The Borrower hereby reaffirms and restates its duties, obligations and liabilities under the Credit Agreement, as amended hereby, and each other Loan Document.

8.                  Reference to the Loan Documents. From and after the date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “Loan Agreement” or “Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

9.                  Release. The Borrower hereby releases, acquits, and forever discharges each of the Bank and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of any of them from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which the Borrower may have or claim to have now or which may hereafter arise out of or be connected with any act of commission or omission of the Bank existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment relating to the Credit Agreement or any other Loan Document or any of the transactions contemplated thereby. The provisions of this Section shall survive payment of all Obligations and shall be binding upon the Borrower and shall inure to the benefit of the Bank and its successors and assigns.

10.                  Estoppel. The Borrower represents and warrants that there are no known claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character or nature whatsoever, fixed or contingent, which the Borrower may have or claim to have against the Bank, which might arise out of or be connected with any act of commission or omission of the Bank existing or occurring on or prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations arising with respect to the indebtedness evidenced by any Loan Document.

11.                  Expenses. Without in any way limiting the generality of Section 12.2 of the Credit Agreement, the Borrower hereby agrees to pay to the Bank all of the Bank’s reasonable and documented legal fees and expenses incurred in connection with this Amendment and/or any other Loan Document, which amount shall be due and payable upon execution of this Amendment.

12.                  Captions. The captions or headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

13.                  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Any executed counterpart of this Amendment delivered by facsimile or other electronic transmission to a party hereto shall constitute an original counterpart of this Amendment.

14.                  No Other Modification. Except as expressly amended by the terms of this Amendment, all other terms of the Credit Agreement shall remain unchanged and in full force and effect.

[The signature page follows.]

THE PARTIES HAVE EXECUTED this Amendment No. 2 to Credit Agreement in the manner appropriate to each as of the date and year first above written.

The Borrower:

MGC DIAGNOSTICS CORPORATION

	By:	/s/ Wesley W Winnekins
	Title:	CFO

MEDICAL GRAPHICS CORPORATION

	By:	/s/ Wesley W. Winnekins
	Title:	CFO

The Bank:
BMO HARRIS BANK N.A.

	By:	/s/ Sean Ball
	Title:	Vice President